May 2014 Investor Presentation Exhibit 99.1

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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DISCLAIMER
Safe Harbor Statement
This presentation contains “forward-looking statements” that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,”
“estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.
Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations.  For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the SEC on
March 14, 2014.
Note to Certain Operating and Financial Data
In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under
GAAP and are not intended to be, and should not be, considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL. GOGOAIR.COM | 3 2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL. GOGOAIR.COM | 3 BUSINESS OVERVIEW

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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WHY INVEST IN GOGO
Gogo is a leading aircraft communications service provider
for
the global aviation
industry.
Our scale
position supports superior unit economics, operational
excellence, and industry-leading R&D investments.
Gogo is a pure play. We are the only telecom company that focuses solely on the unique requirements of connecting aircraft.
Our growth
opportunity is large, well-defined and early stage.

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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•
> 2,050 aircraft online
•
> 8,000 daily flights
•
~77% market share
(1)
•
> 55 million passenger
sessions since service
launch
•
Awards for 332 aircraft:
- Delta international
- Japan Airlines
- AeroMexico
•
Near global satellite
network
COMMERCIAL AVIATION
NORTH AMERICA
BUSINESS AVIATION
GLOBAL
•
> 7,500 systems operating
•
> 2,250 ATG aircraft, 94%
online market share
(2)
•
> 5,250 satellite aircraft,
63% online market share
(2)
GOGO LEADERSHIP SPANS ALL MARKET SEGMENTS
COMMERCIAL AVIATION
REST OF WORLD
(1) Commercial Aviation market share is based on management estimates, trade publications and other public sources as of 3/31/2014.
(2) Business Aviation Satellite and ATG market share is based on management estimates as of 3/31/2014.

ONLY GOGO PROVIDES COMPLETE END-TO-END SOLUTIONS
AIRCRAFT OPERATIONS
REGULATORY APPROVAL
NETWORK &
BANDWIDTH
MANAGEMENT
CUSTOMER CARE
& MARKETING
SUPPORT
NETWORK
ENGINEERING
& DESIGN
AIRCRAFT
CONNECTIVITY
SOLUTIONS
ENGINEERING
COMPLETE
BACK-OFFICE
INFRASTRUCTURE
AND SUPPORT
AIRLINE
CONNECTIVITY
PRODUCTS
& SERVICES
DEVELOPMENT
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GOGOAIR.COM   |   7 GOGOAIR.COM   |   7
OUR VERSATILE, PROPRIETARY PLATFORM ENGAGES
EVERY PASSENGER, AIRCRAFT OWNER & OPERATOR
Gogo
Vision
Gogo
Signature
Services
Operations-Oriented
Communication
Services
Gogo Connectivity
& Gogo Biz
AIRCRAFT
OWNERS &
OPERATORS
PASSENGERS,
AIRLINES &
MEDIA
PARTNERS
PASSENGERS
Gogo
Text & Talk
2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.

American Airlines
DELTA
AIR CANADA
Virgin america
Alaska Airlines
US AIRWAYS
UNITED

Gulfstream
BOMBARDIER
BOMBARDIER LEARJET
Cessna
A Textron Company
DASSAULT FALCON
EMBRAER
Hawker Beechcraft

DELTA
AEROMEXICO
JAL
JAPAN AIR LINES
scoot
SINGAPORE AIRLINES

NETJETS
FLEXJET BY BOMBARDIER
flightOptions
citationair by Cessna

gogo

WE PRIDE OURSELVES ON OUR ENDURING PARTNERSHIPS
(1)
(1) Letter of Intent
(1)
2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
International
North America Original Equipment Manufacturers
Fractional Jet Operators
COMMERCIAL AVIATION BUSINESS AVIATION
GOGOAIR.COM   |   8
Subsidiary of

STRONG INCUMBENT POSITION
COMMERCIAL AVIATION NORTH AMERICA
BROADBAND AIRCRAFT ONLINE
(1)
BUSINESS AVIATION NORTH AMERICA
BROADBAND AIRCRAFT ONLINE
(1)
GOGO HAS 10X MORE BROADBAND AIRCRAFT THAN THE CLOSEST COMPETITOR
1
Based on management estimates, trade publications and other public sources as of 3/31/2014.
(77%)
133
(94%)
2,250
2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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2,056
435
38
148
Gogo Global Eagle (Row 44) Panasonic LiveTV
Gogo All Others

36,000
30,000
17,000
13,000
4,000
6,000
2012
2032F
37,000
11,000
27,000
7,000
20,000
26,000
2013
2023F

ATTACKING A LARGE AND EXPANDING GLOBAL OPPORTUNITY
BUSINESS AIRCRAFT
(2)
North America Rest of World
COMMERCIAL AIRCRAFT
(1)
2.1x
1.4x
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Sources:
(1)
Derived from Boeing Current Market Outlook 2013 – 2032, excludes: cargo aircraft, RJs < than 50 seats. CA-NA wide-body aircraft are included as part of CA-ROW market.
(2)
JetNet iQ Report Q4 2013; General Aviation Manufacturers Association 2012 Statistical Databook. NA includes jets and turbo props, ROW excludes turbo props.

gogo	Panasonic	ROW 44	OnAir	ViaSat	THALES LiveTV
				✓					
				✓	✓		✓		
				✓					
				✓					
				✓	✓	✓			
								✓	✓

BROADEST ARRAY OF CONNECTIVITY SOLUTIONS
Technology Region
Peak
Speed
Key Attributes
Iridium
Global 2.4 Kbps
- Primarily telecom service
- Low data speeds
- Satellite
SwiftBroadband
Global 432 Kbps
- Low data speeds
- Satellite
Air-to-Ground
(EvDo Rev A) Regional 3.1 Mbps
- Overnight install
- Suits all aircraft types
Air-to-Ground 4
(EvDo Rev B)
Regional 9.8 Mbps
-Triples the peak speed
- More reliable than ATG
- Overnight install
Ku Band
Global 50 Mbps
- Global coverage
- Multiple suppliers
- Available today
Ka Band
Global 50 Mbps
- High data speeds
- Spot beam
- Next Generation
Expected
2015
Launch
Expected
2015
Launch
(Regional) (Regional)
Ground-to-Orbit
(Hybrid)
Regional 70 Mbps+
- More spectrally efficient
- Lower profile
- More robust & reliable
Expected
2014
Launch
2Ku
Global 70 Mbps+
- More spectrally efficient
- Lower profile
- More robust & reliable
Expected
2015
Launch
2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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AIRCRAFT TIMES REVENUE PER AIRCRAFT
YESTERDAY TODAY
TOMORROW
INCREASE
AIRCRAFT
INCREASE
REVENUE PER
AIRCRAFT
North America
Business Passengers
In-Flight Connectivity
Global
All Passengers
Media Partners
Aircraft Operators
In-Flight Connectivity
Gogo Vision
Gogo Text Messaging
Gogo Signature Services
Gogo Operations-Oriented
Communications Services

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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SCALE AND EXPERTISE
HIGH GROWTH
SIGNIFICANT OPERATING
LEVERAGE
•
Strong contribution margins
•
Highly scalable operating infrastructure
•
New product offerings expected to generate solid returns
•
Transition to cash capex-lite model
•
Strong revenue growth and multiple growth drivers
•
Growing percentage of high margin service revenue
•
Riding the mobile internet wave
•
10x the number of connected aircraft as the closest competitor
•
Enables significant investment in technology
•
Drives operational, technology & regulatory expertise
•
Generates unrivalled track record of reliability
COMPELLING BUSINESS MODEL

FINANCIAL REVIEW 2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL. GOGOAIR.COM | 14

GROWING REVENUE DRIVES PROFITABILITY
ADJUSTED EBITDA ($MM)
REVENUE ($MM)
73% CAGR
$353
$49
$24
CA-ROW
Segment Loss
($89)
($45)
($1)
$41
$52
$9
$14
$8
Note: Minor differences exist due to rounding.
$328
$11
$63
$234
$160
$95
$37
2009 2010 2011 2012 2013 2014 Q1
LTM
2009 2010 2011 2012 2013 2014 Q1
LTM
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2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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MORE AIRCRAFT & MORE REVENUE PER AIRCRAFT IN CA-NA
REVENUE ($MM)
106%
CAGR
AIRCRAFT ONLINE
(1)
~ 3x
Increase
ARPA (000s)
4.2x
Increase
(1)
End of period.
Annualized Average Revenue per Aircraft
692
1,811
2,032
2,056
2009 2012 2013 2014 Q1
$24
$84
$101
$110
2009 2012 2013 2014 Q1
$11
$134
$199
$213
2009 2012 2013 2014 Q1
LTM

STRONG Q1 2014 FINANCIAL RESULTS DEMONSTRATE SCALEABILITY
REVENUE ($MM)
+35%
SEGMENT PROFIT ($MM)
$96
$71
2013 Q1
2014 Q1
Note: Minor differences exist due to rounding.
($0.4)
($6)
($17)
$6
$9
$5
$3
$16
CA-NA BA CA-ROW
CA-NA                  BA             CA-ROW          Total
2013 Q1 2014 Q1
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$43
$57
$26
$39

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HIGH-MARGIN SERVICE REVENUE DRIVES BA
PROFITABILITY AND CASH FLOW
ATG AIRCRAFT ONLINE
(1)
SEGMENT PROFIT ($MM)
72%
CAGR
103%
CAGR
SERVICE REVENUE ($MM)
~42x
increase
(1)
End of period.
49
1,455
2,047
2,250
2009 2012 2013 2014 Q1
$6
$34
$52
$57
2009 2012 2013 2014 Q1
LTM
$3
$36
$51
$58
2009 2012 2013 2014 Q1
LTM

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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INVESTING FOR A DECADE+ OF GROWTH
REVENUE ($MM)
73% CAGR
ENGINEERING, DESIGN &
DEVELOPMENT ($MM)
AS % OF REVENUE
GENERAL & ADMINISTRATIVE
($MM)
SALES & MARKETING ($MM)
$37
$328
2009 2012 2013
$234
$23
$35
$50
2009 2012 2013
$28
$49
$69
2009 2012 2013
$28
$26
$31
2009 2012 2013
62%
15%
15%
2009 2012 2013
77%
21% 21%
2009 2012 2013
75%
11%
9%
2009 2012 2013

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EVOLVING CAPEX MODEL
(1) Cash CAPEX represents capital expenditures net of airborne equipment proceeds received from the airlines.
Gross CapEx Cash CapEx
(1)
CAPITAL EXPENDITURES ($MM)
$77 $77
$79
$121
$124
$58
$104
$106
2009 2012 2013 2014 Q1
LTM
N
E
T
W
O
R
K
I
N
S
T
A
L
L
GOGO
RENTS
GOGO
PAYS
AIRLINE
PAYS
GOGO
BUILDS
TRANSITION

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL.
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WHY INVEST IN GOGO
Gogo is a leading aircraft communications service provider
for
the global aviation industry.
Our scale
position supports superior unit economics, operational
excellence, and industry-leading R&D investments.
Gogo is a pure play. We are the only telecom company that focuses solely on the unique requirements of connecting aircraft.
Our growth
opportunity is large, well-defined and early stage.

2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL. GOGOAIR.COM | 22 2014 GOGO INC. AND AFFILIATES. PROPRIETARY & CONFIDENTIAL. GOGOAIR.COM | 22 APPENDIX

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RECONCILIATION OF CASH CAPEX ($MM)
2009 2010 2011 2012 2013 2014 Q1
Purchases of Property and
Equipment
(69) (33) (33) (67) (105) (32)
Acquisition of Intangible
Assets (Capitalized
Software)
(8) (7) (10) (12) (16) (4)
Gross CapEx (77) (40) (43) (79) (121) (36)
Change in Deferred Airborne
Lease Incentives
– 9 11 18 9 5
Amortization of Deferred
Airborne Lease Incentives
– 1 1 4 8 3
Cash CapEx (77) (30) (31) (58) (104) (29)
Note: Minor differences exist due to rounding

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RECONCILIATION OF ADJUSTED EBITDA ($MM)
2009 2010 2011 2012 2013 2014 Q1
Net Income
(142) (140) (18) (96) (146) (17)
Interest Income
(0) (0) (0) (0) (0) (0)
Interest Expense
30 – 1 9  29 7
Income Tax Provision
– 3  1  1  1 0
Depreciation & Amortization
22 31  33  37  56 16
EBITDA
(91) (106) 16 (49) (60) 6
Fair Value Derivative Adjustments
– 33 (59)  (10)  36 -
Class A and Class B Senior Convertible
Preferred Stock Return
– 18  31  52 29 -
Accretion of Preferred Stock
– 9  10  10  5 -
Stock-based Compensation Expense
1 2 2 4 6 2
Loss on Extinguishment of Debt
2 – – – – -
Write Off of Deferred Equity Financing
Costs
– – – 5 – -
Amortization of Deferred Airborne Lease
Incentives
– (1) (1) (4) (8) (3)
Adjusted EBITDA
(89) (45) (1) 9  8 5
Note: Minor differences exist due to rounding